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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                              September 10, 1997
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               Date of Report (Date of earliest event reported)


                         CREDENCE SYSTEMS CORPORATION
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              (Exact name of registrant as specified in charter)


        Delaware                   0-22366                 94-2878499
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(State or other jurisdiction     (Commission             (IRS Employer
      of Corporation)            File Number)          Identification No.)


        215 Fourier Avenue, Fremont, California                   94539
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        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code      (510) 657-7400
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 9. Sales of Equity Securities Pursuant to Regulation S.

        On September 10, 1997, the Registrant completed the issuance and sale of $100,000,000 aggregate principal amount 5-1/4% Convertible Subordinated Notes due September 15, 2002 (the "Notes"). The Notes were sold in a private transaction to the initial purchaser, Smith Barney Inc., which received total discounts and commissions of $2,500,000. The Registrant also granted to Smith Barney Inc. a 30-day option to purchase up to an additional $15,000,000 aggregate principal amount of Notes on the same terms as those sold on September 10, 1997 and solely to cover over-allotments, if any.

        Resales of the Notes will be made by Smith Barney Inc. within the United States in the amount of $98,800,000 to qualified institutional buyers in accordance with Rule 144A promulgated under the Securities Act of 1933, as amended (the "Act"), and outside the United States in the amount of $200,000 to non-United States persons in accordance with Regulation S promulgated under the Act.

        The Notes are convertible into Common Stock of the Company at a conversion price of $69.15 per share at any time at or before maturity unless previously redeemed. The Notes are not redeemable by the Registrant prior to September 20, 2000. Thereafter, the Notes are redeemable at the option of the Registrant, in whole or in part, together with accrued interest. Upon the occurrence of certain events, each holder of the Notes has the right to require the Registrant to repurchase such holder's Notes at a purchase price equal to 100% of the principal amount thereof, plus accrued interest. The
Notes are unsecured obligations of the Registrant and are subordinate to certain present and future senior indebtedness.
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                                  SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.


                                                CREDENCE SYSTEMS CORPORATION
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                                                        (Registrant)


Date: September 11, 1997                        By: \s\ Richard Y. Okumoto
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                                                Name: Richard Y. Okumoto
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary